                                                                 EXHIBIT (17)(C)

                                POWER OF ATTORNEY

         We, the undersigned officers and Trustees of South Asia Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James
B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Special Investment Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands, in Hamilton, Bermuda, on the dates set opposite our respective signatures.

           Signature                                        Title                           Date
                                                     President, Principal
                                                        Executive Officer
/s/ Robert Lloyd George                                 and Trustee                     February 14, 1997
------------------------------------
Robert Lloyd George
(executed in Hong Kong)
                                                     Treasurer and Principal
                                                        Financial and
/s/ James L. O'Connor                                   Accounting Officer              February 14, 1997
------------------------------------
James L. O'Connor

/s/ Edward K.Y. Chen                                 Trustee                            February 14, 1997
------------------------------------
Edward K.Y. Chen

/s/ Donald R. Dwight                                 Trustee                            February 14, 1997
------------------------------------
Donald R. Dwight

/s/ James B. Hawkes                                  Trustee                            February 14, 1997
------------------------------------
James B. Hawkes

/s/ Samuel L. Hayes, III                             Trustee                            February 14, 1997
------------------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer                                 Trustee                            February 14, 1997
------------------------------------
Norton H. Reamer